UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

ASV HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38089	82-1501649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Lily Lane, Grand Rapids, MN		55744
(Address of Principal Executive Offices)		(Zip Code)

(218) 327-3434

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ASV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 11, 2019 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of June 26, 2019 (the “Merger Agreement”), among ASV Holdings, Inc., a Delaware corporation (“ASV”), Yanmar America Corporation, a Georgia corporation (“Yanmar”), Osaka Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Yanmar (“Merger Sub”), and (solely for the purposes specified in the Merger Agreement) Yanmar Co., Ltd., a company organized under the laws of Japan (“Guarantor”), Merger Sub was merged with and into ASV (the “Merger”), with ASV continuing as the surviving corporation and as a wholly owned subsidiary of Yanmar.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Closing Date, Yanmar completed the acquisition of ASV. Pursuant to the Merger Agreement, Merger Sub was merged with and into ASV, effective at the time the certificate of merger was filed with the Secretary of State of the State of Delaware on the Closing Date (the “Effective Time”) with ASV continuing as the surviving corporation and as a wholly owned subsidiary of Yanmar.

In the Merger, at the Effective Time, each issued and outstanding share of common stock of ASV, par value $0.001 per share (the “Shares”), other than (i) Shares then held in the treasury of ASV and Shares then held by Yanmar or any direct or indirect subsidiary of Yanmar (including Merger Sub) and (ii) Shares then held by a holder who has properly asserted dissenters’ rights and otherwise complied with Section 262 of the Delaware General Corporation Law (collectively, the “Excluded Shares”), was converted, at the Effective Time, into the right to receive $7.05 in cash, without interest (the “Merger Consideration”).

As a result of the Merger, at the Effective Time, each outstanding restricted stock unit providing for the right to receive Shares (the “RSUs”) was cancelled and converted into the right to receive an amount in cash (subject to any applicable withholding taxes or other authorized deductions), without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the total number of Shares subject to such RSU. Pursuant to the Merger Agreement, Guarantor irrevocably and unconditionally guaranteed to ASV the due and punctual payment and performance of (i) Yanmar’s and Merger Sub’s obligations under the Merger Agreement, and (ii) Yanmar’s and Merger Sub’s liability and obligations (including for breach) under the Merger Agreement.

The foregoing descriptions of the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under the Introductory Note and the disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, ASV notified the Nasdaq Stock Exchange (“Nasdaq”) that the Merger had been completed and requested that the Shares be delisted from Nasdaq. ASV also requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 with respect to the delisting of the Shares from Nasdaq. ASV intends to file with the SEC a certification on Form 15 to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, as promptly as practicable.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to the Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all issued and outstanding Shares (other than any Excluded Shares) were automatically cancelled and converted into the right to receive the Merger Consideration. At the Effective Time, all holders of the Shares (other than any Excluded Shares) ceased to have any rights with respect thereto other than the right to receive such consideration.

The information set forth under the Introductory Note and Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of the Registrant.

As a result of the Merger, a change in control of ASV occurred, and ASV is now a wholly owned subsidiary of Yanmar.

The aggregate consideration paid by Yanmar in connection with the Merger was approximately $70.7 million, without giving effect to related transaction fees and expenses.  Yanmar funded the Merger through cash on hand.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, each of the directors of ASV as of immediately prior to the Effective Time (Brian J. Henry, Michael A. Lisi, Joseph M. Nowicki, Andrew M. Rooke and David Rooney) ceased to be directors of ASV.  Also pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, each of the directors of Merger Sub as of immediately prior to the Effective Time Giuliano Parodi, Andrew M. Rooke, Missi How, Kevin Zimmer, Atsutaka Sugino and Hiroshi Okuyama became directors of ASV.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, (i) the certificate of incorporation of the ASV was amended and restated in its entirety to be identical to the form attached as Exhibit A to the Merger Agreement and (ii) the by-laws of ASV were amended and restated in their entirety to be identical to the form attached as Exhibit B to the Merger Agreement. A copy of such amended and restated certificate of incorporation and such by-laws of ASV are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1*

Agreement and Plan of Merger, dated as of June 26, 2019, by and among ASV Holdings, Inc., Yanmar America Corporation, Osaka Merger Sub, Inc. and Yanmar Co., Ltd. (incorporated herein by reference to Exhibit 2.1 to ASV’s Current Report on Form 8-K, filed on June 27, 2019).

3.1	Amended and Restated Certificate of Incorporation of ASV Holdings, Inc. (incorporated by reference to Exhibit A to Exhibit 2.1 to ASV’s Current Report on Form 8-K, filed on June 27, 2019).
3.2	Amended and Restated Bylaws of ASV Holdings, Inc. (incorporated by reference to Exhibit B to Exhibit 2.1 to ASV’s Current Report on Form 8-K, filed on June 27, 2019).
99.1	Press Release, dated as of September 11, 2019

*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. ASV agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASV HOLDINGS, INC.

Date: September 11, 2019	By: /s/ Andrew M. Rooke
Name: Andrew M. Rooke
Title: Chief Executive Officer